UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2016

Eldorado Resorts, Inc.

(Exact Name of registrant as specified in its charter)

Nevada	001-36629	46-3657681
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 West Liberty Street, Suite 1150 Reno, Nevada	89501
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (775) 328-0100

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                Entry into a Material Definitive Agreement.

Merger Agreement

On September 19, 2016, Eldorado Resorts, Inc., a Nevada corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Isle of Capri Casinos, Inc., a Delaware corporation (“Isle” or “Isle of Capri”), Eagle I Acquisition Corp., a Delaware corporation and a direct wholly owned subsidiary of the Company (“Merger Sub A”), and Eagle II Acquisition Company LLC, a Delaware limited liability company and a direct wholly owned subsidiary of the Company (“Merger Sub B”). The Merger Agreement provides for, among other things, (1) the merger of Merger Sub A with and into Isle, with Isle as the surviving entity (the “First Step Merger”), and (2) a subsequent merger whereby Isle will merge with and into Merger Sub B, with Merger Sub B as the surviving entity (the “Second Step Merger” and together with the First Step Merger, the “Mergers”).

Isle’s stockholders may elect to exchange each share of Isle common stock held by such stockholder, at the effective time of the First Step Merger, for either $23.00 in cash or 1.638 shares of Company common stock. Elections are subject to proration such that the outstanding shares of Isle common stock will be exchanged for aggregate consideration comprised of 58% cash and 42% Company common stock.

The First Step Merger is subject to adoption of the Merger Agreement by two-thirds of Isle’s stockholders and the issuance of Company stock pursuant to the Merger Agreement is subject to majority approval by the Company’s stockholders. Consummation of the Mergers is subject to the effectiveness of a joint registration statement and proxy statement on Form S-4 to be filed by the Company and Isle with the Securities and Exchange Commission (the “SEC”).

The Company and Isle made customary representations, warranties and covenants in the Merger Agreement. The Company and Isle have agreed, subject to the terms and conditions of the Merger Agreement, to various covenants and agreements, including, among others: (i) to use commercially reasonable efforts to conduct their respective businesses in the ordinary course; (ii) following the effectiveness of the joint registration and proxy statement, to promptly convene meetings of their respective stockholders to approve the issuance of stock consideration, in the case of the Company stockholders, and adopt the Merger Agreement, in the case of the Isle stockholders; and (iii) to use commercially reasonable efforts to obtain necessary regulatory approvals, including the receipt of required approvals of gaming authorities and the expiration of the waiting period under the Hart-Scott-Rodino Act.  Isle has also agreed, subject to the terms of the Merger Agreement, not to, directly or indirectly, solicit, initiate, or knowingly take any action to facilitate or encourage the submission of any inquiry, proposal or offer from a third party relating to the potential acquisition of Isle and to cooperate with the Company in obtaining the debt financing.  The Company has agreed to use reasonable best efforts to obtain the debt financing contemplated by the Debt Commitment Letter described below or alternative financing contemplated by the Merger Agreement.

Each party’s obligation to consummate the Mergers is subject to certain conditions, including, among others: (i) stockholder approval of both the Company and Isle as described above; (ii) receipt of required approvals of gaming authorities; (iii) expiration of the waiting period under the Hart-Scott-Rodino Act; and (iv) absence of any order or legal requirement that prohibits or makes the Mergers illegal. The obligation of the Company to consummate the Mergers is subject to the absence of a material adverse effect on Isle and the obligation of Isle to consummate the Mergers is subject to the absence of a material adverse effect on the Company.  The obligation of the Company to consummate the Mergers is not subject to a financing condition.

Additionally, the Merger Agreement contains certain termination rights for both the Company and Isle including, among others, a mutual termination right if the Mergers have not been consummated on or prior to June 19, 2017 (which may be extended for an additional 90 days by either the Company or Isle if all of the conditions precedent other than the receipt of required gaming approvals have been satisfied).  Upon the termination of the Merger Agreement under certain circumstances, the Company or Isle may be required to pay a termination fee of $60,000,000 or $30,000,000, respectively.  A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement.

The Merger Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual or financial information about the Company, Isle, or their respective subsidiaries and affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates; are solely for the benefit of the parties to the Merger Agreement; may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the Company or Isle or any of their respective subsidiaries or affiliates. The Company’s disclosure schedule contains information that has been included in the Company’s prior public disclosures, as well as non-public information. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company and Isle. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the companies and the Mergers that will be contained in, or incorporated by reference into, the proxy statement/prospectus that the parties will file in connection with the Mergers, as well as in the other filings that each of the Company and Isle make with the SEC.

Commitment Letter

In connection with entering into the Merger Agreement, on September 19, 2016, the Company entered into a debt financing commitment letter (the “Debt Commitment Letter”) with JPMorgan Chase Bank, N.A. (the “Commitment Party”). Pursuant to the Debt Commitment Letter, the Commitment Party has committed to arrange and provide the Company with: (a) a senior secured credit facility in an aggregate principal amount of $1,750 million comprised of (i) a term loan facility of up to $1,450 million and (ii) a revolving credit facility of $300 million and (b) an amount equal to at least $375 million in gross proceeds from the issuance and sale by the Company of senior unsecured notes or, if the notes are not issued and sold on or prior to the date of the consummation of the Mergers, an amount equal to at least $375 million in senior unsecured bridge loans under a senior unsecured credit facility (the foregoing facilities collectively, the “Facilities”).  The proceeds of the Facilities and senior notes may be used (w) to pay consideration in the Mergers, (x) refinance all of Isle’s existing credit facilities and senior and senior subordinated notes, (y) refinance the Company’s existing credit facility and (z) pay transaction fees and expenses related to the foregoing. The availability of the borrowings under the Facilities is subject to the satisfaction of certain customary conditions.

A copy of the Debt Commitment Letter is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the Debt Commitment Letter is qualified in its entirety by reference to the full text of the Debt Commitment Letter.

Voting Agreements

In connection with the execution of the Merger Agreement, on September 19, 2016, Recreational Enterprises, Inc. (“REI”), the Company and Isle entered into a voting agreement (“REI Voting Agreement”) and GFIL Holdings, LLC (“GFIL”), the Company and Isle entered into a voting agreement (“GFIL Voting Agreement”). Pursuant to the REI Voting Agreement, REI has agreed, among other things, to vote all of its shares of Company common stock in favor of the issuance of shares of Company common stock as stock consideration in the Mergers, and any other action necessary for the consummation of the Mergers that may be submitted to a vote of the stockholders of the Company. REI also has granted a proxy to Isle to vote REI’s shares of Company common stock in such manner. Pursuant to the GFIL Voting Agreement, GFIL has agreed, among other things, to vote all of its shares of Isle common stock in favor of the Mergers, adoption of the Merger Agreement, and any other action necessary for the consummation of the Mergers that may be submitted to a vote of the stockholders of Isle. GFIL also has granted a proxy to Parent to vote GFIL’s shares of Isle common stock in such manner.

A copy of the REI Voting Agreement is attached hereto as Exhibit 10.2 and is incorporated herein by reference. The foregoing description of the REI Voting Agreement is qualified in its entirety by reference to the full text of the REI Voting Agreement.  A copy of the GFIL Voting Agreement is attached hereto as Exhibit 10.3 and is incorporated herein by reference. The foregoing description of the GFIL Voting Agreement is qualified in its entirety by reference to the full text of the GFIL Voting Agreement.

Important Information for Investors and Stockholders

The information in this Form 8-K is not a substitute for the prospectus/proxy statement that the Company or Isle will file with the SEC, which will include a prospectus with respect to shares of Company common stock to be issued in connection with the Mergers and a proxy statement of each of the Company and Isle in connection with the Mergers between the Company and Isle (the “Prospectus/Proxy Statement”). The Prospectus/Proxy Statement will be sent or given to the stockholders of the Company and Isle when it becomes available and will contain important information about the Mergers and related matters, including detailed risk factors. THE COMPANY’S AND ISLE’S SECURITY HOLDERS ARE ADVISED TO READ THE PROSPECTUS/PROXY STATEMENT CAREFULLY WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGERS. The Prospectus/Proxy Statement and other documents that will be filed with the SEC by the Company and Isle will be available without charge at the SEC’s website, www.sec.gov, or by directing a request when such a filing is made to Eldorado Resorts, Inc. by mail at 100 West Liberty Street, Suite 1150, Reno, Nevada, 8950, Attention: Investor Relations, by telephone at 775-328-0112 or by going to the Company’s Investor page on its corporate website at www.eldoradoresorts.com. A final proxy statement or proxy/prospectus statement will be mailed to stockholders of the Company and Isle of Capri as of their respective record dates.

The information in this Form 8-K is neither an offer to sell nor the solicitation of an offer to sell, subscribe for or buy any securities, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. This communication is also not a solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise. No offer of securities or solicitation will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Proxy Solicitation

The Company and Isle of Capri, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed transactions and may have direct or indirect interests in the proposed transactions. Information about the directors and executive officers of the Company is set forth in the proxy statement for its 2016 annual meeting of shareholders, which was filed with the SEC on April 29, 2016, and in its Annual Report on Form 10-K for the fiscal year ended December 31, 2015, which was filed with the SEC on March 15, 2016. Information about the directors and executive officers of Isle of Capri is set forth in the proxy statement for its 2016 annual meeting of shareholders, which was filed with the SEC on August 22, 2016, and in its Annual Report on Form 10-K for the fiscal year ended April 24, 2016, which was filed with the SEC on June 21, 2016. Investors may obtain additional information regarding the interests of such participants in the proposed transactions by reading the Prospectus/Proxy Statement for such proposed transactions when it becomes available.

Safe Harbor for Forward-Looking Statements

Any statements contained in this Form 8-K other than statements of historical fact, including statements about management’s beliefs and expectations of the proposed Mergers and related transactions and future results, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and should be evaluated accordingly. These statements are made on the basis of management’s views and assumptions regarding future events and business performance. Words such as “estimate,” “believe,” “anticipate,” “expect,” “intend,” “target,” “should,” “may,” “will” and similar expressions and their negative forms are intended to identify forward-looking statements.

Forward-looking statements involve risks and uncertainties that may cause actual results to differ materially from any future results, performance or achievements expressed or implied by such statements. These risks and uncertainties include the ability to complete the proposed Mergers and related transactions between the Company and Isle of Capri; the receipt of regulatory and shareholder approvals; the availability of financing contemplated by the bank commitment obtained by the Company; the ability to successfully integrate the Company and Isle of Capri’s operations, product lines, technologies and employees; the ability to realize revenue and customer growth opportunities, combined revenue goals, marketing and cost synergies from the proposed Mergers between the Company and Isle of Capri in a timely manner or at all; factors related to the businesses of the Company and Isle of Capri including economic, political and financial market conditions generally and economic conditions in the Company and Isle of Capri’s target markets; dependence on fixed-price contracts and the risks associated with those contracts, including actual costs exceeding estimates and method of accounting for contract revenue; changes in or developments with respect to any litigation or investigation; unknown, underestimated or undisclosed commitments or liabilities; the potential impact of the announcement or consummation of the proposed transactions on the parties’ relationships with third parties, which may make it more difficult to maintain business relationships; the substantial amount of debt expected to be incurred in connection with the proposed Mergers and the Company’s ability to repay or refinance it, incur additional debt in the future or obtain a certain debt coverage ratio; diversion of management time from each of the Company’s and Isle of Capri’s ongoing operations; and the impact of federal, state or local government regulations, particularly with respect to the gaming industry.

These and other risks and uncertainties are discussed in more detail in the Company’s and Isle of Capri’s current and future filings with the SEC, including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015 under the heading “Item 1A. Risk Factors,” which was filed with the SEC on March 15, 2016 and Isle of Capri’s Annual Report on Form 10-K for the fiscal year ended April 24, 2016 under the heading “Item 1A. Risk Factors,” which was filed with the SEC on August 22, 2016. Many of these risks are beyond management’s ability to control or predict. Should one or more of these risks or uncertainties materialize, or should the assumptions prove incorrect, actual results may vary in material aspects from those currently anticipated. Investors are cautioned not to place undue reliance on such forward-looking statements as they speak only as of the date the statement is made. All forward-looking statements attributable to the Company or Isle of Capri or persons acting on behalf of either the Company or Isle of Capri are expressly qualified in their entirety by the cautionary statements and risk factors contained in this Form 8-K and the Company’s and Isle of Capri’s respective filings with the SEC. Forward-looking statements speak only as of the date they are made. Except as required under the federal securities laws or the rules and regulations of the SEC, neither the Company nor Isle of Capri undertakes any obligation to update or review any forward-looking statement or information, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01.                Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1*	Agreement and Plan of Merger by and among Isle of Capri Casinos, Inc., Eldorado Resorts, Inc., Eagle I Acquisition Corp. and Eagle II Acquisition Company LLC, dated as of September 19, 2016.

10.1	Commitment Letter, dated September 19, 2016, from JPMorgan Chase Bank, N.A.

10.2	Voting Agreement, dated as of September 19, 2016, by and among Isle of Capri Casinos, Inc., Eldorado Resorts, Inc. and Recreational Enterprises, Inc.

10.3	Voting Agreement, dated as of September 19, 2016, by and among Isle of Capri Casinos, Inc., Eldorado Resorts, Inc. and GFIL Holdings, LLC.

*       The Company has omitted schedules and similar attachments to the subject agreement pursuant to Item 601(b) of Regulation S-K. The Company will furnish a copy of any omitted schedule or similar attachment to the SEC upon request.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 22, 2016	ELDORADO RESORTS, INC.

	By:	/s/ Gary Carano
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1*	Agreement and Plan of Merger by and among Isle of Capri Casinos, Inc., Eldorado Resorts, Inc., Eagle I Acquisition Corp. and Eagle II Acquisition Company LLC, dated as of September 19, 2016.

10.1	Commitment Letter, dated September 19, 2016, from JPMorgan Chase Bank, N.A.

10.2	Voting Agreement, dated as of September 19, 2016, by and among Isle of Capri Casinos, Inc., Eldorado Resorts, Inc. and Recreational Enterprises, Inc.

10.3	Voting Agreement, dated as of September 19, 2016, by and among Isle of Capri Casinos, Inc., Eldorado Resorts, Inc. and GFIL Holdings, LLC.

*       The Company has omitted schedules and similar attachments to the subject agreement pursuant to Item 601(b) of Regulation S-K. The Company will furnish a copy of any omitted schedule or similar attachment to the SEC upon request.